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                        [LETTERHEAD OF ARTHUR ANDERSEN]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 5, 1998 included in AML Communications, Inc.'s Form 10-KSB, for fiscal year ended March 31, 1998 and to all references to our Firm included in this registration statement.

                                               /s/ Arthur Andersen LLP
                                               ARTHUR ANDERSEN LLP


Los Angeles, California
November 23, 1998